Presentation for Business Update May 9, 2023

Forward-Looking Statements This communication contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this communication that are not statements of historical fact, including statements about our beliefs and expectations regarding our future results of operations and financial position, business strategy, timing and likelihood of success, potential expansion of bitcoin mining data centers, and management plans and objectives, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” and similar expressions (including the negative versions of such words or expressions). These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2022, and in Cipher's subsequent filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures We use non-GAAP financial measures to assess and analyze our operational results and trends and to make financial and operational decisions. We believe these non-GAAP financial measures are useful to investors because they provide greater transparency regarding our operating performance. The non-GAAP financial measures included in this presentation should not be considered alternatives to measurements required by GAAP, and should not be considered measures of liquidity. These non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. Reconciliation of non-GAAP financial measures and GAAP financial measures are included in the tables accompanying this presentation. Reported results are presented in accordance with GAAP, whereas adjusted results are GAAP results adjusted to exclude the impact of (i) depreciation of fixed assets, (ii) change in fair value of warrant liability, (iii) non-cash change in fair value of our derivative asset and (iv) stock compensation expense. The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved.

Prudent Growth through the Cycle Deployed fleet of over 59,000 miners Purchased an additional 11,000 miners to complete the Odessa buildout in Q3 Evaluating potential expansion plans at Bear and Chief data centers as well as other new opportunities ~2.7c Anticipated Weighted Average Power Price (c/kWh)(1) ~96% of Portfolio Energized Through Fixed Price Power Represents the expected weighted average power price at Cipher’s current sites DEPLOYMENT UPDATES BUILT TO SUCCEED

Key Indicators as of April 30, 2023 16.44 BTC Daily Production High 427 BTC BTC Held 59,000+ Operating 406 BTC Monthly Production April 70,000+ Expected Q3 2023 Machines 6.0 EH/s Current 8.2 EH/s 2023 Potential(1) Hashrate Note: Values represented are approximations Potential growth for the 2023 calendar year 7.2 EH/s Q3 2023E

Cipher Mining’s Business Model At certain sites, Cipher can opportunistically elect to use power at data center or sell to the market The block reward is cut in half after every 210,000 blocks are mined (~every 4 years); the latest revision was in May 2020 POWER SOURCE MINING EQUIPMENT BITCOIN NETWORK Data center revenue includes a reward for the block mined, transaction fees, and potential power sales(1) Average block time is 10 minutes Time for Bitcoin system to mine a new block Block reward based on ratio of data center’s computing power to that of entire Bitcoin network Current block reward amounts to 6.25 bitcoins per block(2) Transaction fees are additional bitcoin paid to miners for confirming transactions Bitcoin Mining Dynamics Electricity Electricity Cost Computing Power Transaction Fees Bitcoin Reward Transaction Processing Assignment of Rewards 5

Market Update (1) Represents average USD market price across major Bitcoin exchanges from March 1, 2023, to April 30, 2023, per data.nasdaq.com Bitcoin price $USD(1) Implications Bitcoin Rally – Flight to Safe Haven Rapidly Evolving Regulatory Landscape Buyer’s Market for Rigs Current emphasis Signature Bank Shut Down by Regulators $20,657 | March 12 Coinbase Receives Wells Notice $28,192 | March 22 1 2 3 Silicon Valley Bank Announces Failure $20,363 | March 10 Silvergate Announces Voluntary Liquidation $22,197 | March 8 Expansion Planning Secure Machines While Still Cheap First Republic Reports Dramatic Decline in Deposits $27,591 | April 24

Cipher Mining

KEY UPDATES

Data Centers Update

Alborz – **Complete**
~$6,747 all-in electricity cost per BTC[1]

Bear & Chief – **Complete**
~$5,927 all-in electricity cost per BTC[2]

Odessa – **Completion Expected Q3 2023**
~$7,309 all-in electricity cost per BTC[3]
Capable of mining up to ~13.6 BTC daily[4]

Rapid Scaling

Hash Rate Growth


~2.8 EH/s
~5.2 EH/s
~6.0 EH/s
~7.2 EH/s
YE 2022
February
April
Q3 2023E

(1) Reflects electricity cost during March 2023, including taxes, customer charges, and 2021 storm surcharge; March 2023 represents the latest electricity bill received
(2) Reflects combined electricity cost during March 2023, including taxes, settlement charges, and TSDP charges; March 2023 represents the latest electricity bills received
(3) Reflects electricity cost during March 2023, including TDU charges and net of revenue generated from opportunistic power sales; March 2023 represents the latest electricity bills received
(4) Estimated for April 2023, assumes full up-time, network hash rate of 343 EH/s and 927 bitcoins mined per day

7

ALBORZ

Operational Highlights

Alborz

~1.3 EH/s
40 MW
Operating Capacity[(1)]

~320
BTC Mined YTD[(2)]

~$6,747
All-in Electricity Cost per BTC[(3)]

~3.51
Daily BTC Mining Capacity[(4)]

(1) Joint venture with WindHQ LLC, of which Cipher owns ~0.64 EH/s
(2) YTD through April 2023; Joint venture with WindHQ LLC, of which Cipher owns ~157 BTC
(3) Reflects electricity cost during March 2023, including taxes, customer charges, and 2021 storm surcharge; March 2023 represents the most recent electricity bill received
(4) Estimated for April 2023, assumes full up-time, network hash rate of 343 EH/s and 927 bitcoins mined per day

BEAR & CHIEF

Operational Highlights

Bear & Chief

~0.65 EH/s
20 MW
Operating Capacity[1]

~199
BTC Mined YTD[2]

Expansion Capacity up to 270 MW[3]

~$5,927
All-in Electricity Cost per BTC[4]

~1.76
Daily BTC Mining Capacity[5]

(1) Joint venture with WindHQ LLC, of which Cipher owns ~0.32 EH/s
(2) YTD through April 2023; Joint venture with WindHQ LLC, of which Cipher owns ~98 BTC
(3) Represents expansion capacity up to 135 MW at each site; expansion capacity above 75 MW at each site is subject to ERCOT approval
(4) Reflects combined electricity cost during March 2023, including taxes, settlement charges, and TSDP charges; March 2023 represents the latest electricity bills received
(5) Estimated for April 2023, assumes full up-time, network hash rate of 343 EH/s and 927 bitcoins mined per day

ODESSA

Operational Highlights

Odessa

~5.0 EH/s
170 MW
Operating Capacity(1)

~1,306
BTC Mined YTD(1)

~$7,309
All-in Electricity Cost per BTC(2)

~13.6
Daily BTC Mining Capacity(3)



Odessa Growth Timeline

Hashrate Deployed (EH/s)

December	January	February	March	April	Q3 2023
~1.9 EH/s	~3.3 EH/s	~4.2 EH/s	~4.7 EH/s	~5.0 EH/s	~6.2 EH/s(4)

(1) As of April 30, 2023
(2) Reflects electricity cost during March 2023, including TDU charges and net of revenue generated from opportunistic power sales; March 2023 represents the latest electricity bills received
(3) Estimated for April 2023, assumes full up-time, network hash rate of 343 EH/s and 927 bitcoins mined per day
(4) Reflects Canaan A1346 mining rigs for available capacity

10

ODESSA

Optimization Case Study

POWER PRICES PER MWH IN ODESSA[(1)]


$2,056
$1,485
$1,266
$1,025
$1,000
$796
$592
$388
$184
($20)
00:00
04:30
09:00
13:30
18:00
22:30
03:00
07:30
12:00
16:30
21:00
Mining
Energy
Spread(3)

Curtailment at Odessa

Optimizing for Increased Profitability

Bitcoin Mining Revenue[(2)]

PPA Fixed Price

Open Market Power Prices

- When Curtailed
- When Self-Curtailed

Foregone Mining Energy Spread[(3)] ~$41,193

Opportunistic Energy Monetization[(4)] ~$145,635

(1) Represents average 15-minute interval historical ERCOT OECCS CC2 prices from 03/28/23 through 03/29/23
(2) Represents average 15-minute interval historical Bitcoin network economics from 03/28/23 through 03/29/23, assuming machine efficiency of 31.9 J/TH/s
(3) Represents bitcoin mining revenue less direct energy expenses; notably, excludes other operating expenses associated with bitcoin mining
(4) Incremental profits in excess of Mining Energy Spread

11

Financial Update

  March 31, 2023     December 31, 2022     (unaudited)         ASSETS           Current assets           Cash and cash equivalents $ 3,922     $ 11,927   Accounts receivable   281       98   Receivables, related party   1,291       1,102   Prepaid expenses and other current assets   4,279       7,254   Bitcoin   9,576       6,283   Derivative asset   17,129       21,071   Total current assets   36,478       47,735   Property and equipment, net   263,027       191,784   Deposits on equipment   1,143       73,018   Investment in equity investees   34,529       37,478   Derivative asset   54,901       45,631   Operating lease right-of-use asset   4,865       5,087   Security deposits   17,742       17,730   Total assets $ 412,685     $ 418,463   LIABILITIES AND STOCKHOLDERS’ EQUITY           Current liabilities           Accounts payable $ 10,667     $ 14,286   Accounts payable, related party   1,554       3,083   Accrued expenses and other current liabilities   17,341       19,353   Finance lease liability, current portion   2,638       2,567   Operating lease liability, current portion   1,058       1,030   Warrant liability   44       7   Total current liabilities   33,302       40,326   Asset retirement obligation   17,110       16,682   Finance lease liability   11,542       12,229   Operating lease liability   4,218       4,494   Deferred tax liability   1,893       1,840   Total liabilities   68,065       75,571   Commitments and contingencies (Note 12)           Stockholders’ equity           Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of March 31, 2023 and December 31, 2022   -       -   Common stock, $0.001 par value, 500,000,000 shares authorized, 253,050,088 and 251,095,305 shares issued as of March 31, 2023 and December 31, 2022, respectively, and 248,906,007 and 247,551,958 shares outstanding as of March 31, 2023 and December 31, 2022, respectively   253       251   Additional paid-in capital   462,181       453,854   Accumulated deficit   (117,810)     (111,209) Treasury stock, at par, 4,144,081 and 3,543,347 shares at March 31, 2023 and December 31, 2022, respectively   (4)     (4) Total stockholders’ equity   344,620       342,892   Total liabilities and stockholders’ equity $ 412,685     $ 418,463   Consolidated Balance Sheets Note: In thousands, except for share and per share amounts

  Three Months Ended March 31,     2023     2022   Revenue - bitcoin mining $ 21,895     $ -               Costs and operating expenses (income)           Cost of revenue   8,141       -   General and administrative   17,420       17,390   Depreciation   11,655       7   Change in fair value of derivative asset   (5,328)     -   Power sales   (98)     -   Equity in losses of equity investees   750       153   Realized gain on sale of bitcoin   (4,021)     -   Impairment of bitcoin   1,805       4   Other gains   (2,260)     -   Total costs and operating expenses   28,064       17,554   Operating loss   (6,169)     (17,554)             Other income (expense)           Interest income   76       7   Interest expense   (401)     -   Change in fair value of warrant liability   (37)     48   Total other income (expense)   (362)     55               Loss before taxes   (6,531)     (17,499)             Current income tax expense   (17)     -   Deferred income tax expense   (53)     -   Total income tax expense   (70)     -               Net loss $ (6,601)   $ (17,499)             Net loss per share - basic and diluted $ (0.03)   $ (0.07) Weighted average shares outstanding - basic and diluted   248,654,082       250,174,255   Consolidated Statement of Operations Note: In thousands, except for share and per share amounts

    Three Months Ended March 31,       2023     2022   Reconciliation of non-GAAP net income (loss):             Net loss   $ (6,601)   $ (17,499) Non-cash adjustments to net loss:             Depreciation and amortization     11,877       7   Change in fair value of derivative asset     (5,328)     -   Share-based compensation expense     8,810       9,514   Other gains - nonrecurring     (2,254)     -   Change in fair value of warrant liability     (37)     48   Deferred income tax expense     (53)     -   Total non-cash adjustments to net loss     13,015       9,569   Non-GAAP net income (loss)   $ 6,414     $ (7,930)               Reconciliation of non-GAAP basic and diluted net income (loss) per share:             Basic and diluted net loss per share   $ (0.03)   $ (0.07) Depreciation and amortization (per share)     0.05       -   Change in fair value of derivative asset (per share)     (0.02)     -   Share-based compensation expense (per share)     0.04       0.04   Other gains - nonrecurring (per share)     (0.01)     -   Change in fair value of warrant liability (per share)     -       -   Deferred income tax expense (per share)     -       -   Non-GAAP basic and diluted net income (loss) per share   $ 0.03     $ (0.03)     Three Months Ended March 31,       2023     2022   Reconciliation of non-GAAP income (loss) from operations:             Operating loss   $ (6,169)   $ (17,554) Depreciation and amortization     11,877       7   Change in fair value of derivative asset     (5,328)     -   Share-based compensation expense     8,810       9,514   Other gains - nonrecurring     (2,254)     -   Non-GAAP income (loss) from operations   $ 6,936     $ (8,033) Non-GAAP Measures Note: In thousands, except for per share amounts The following is a reconciliation of our non-GAAP loss from operations, which excludes the impact of depreciation and amortization non-cash change in fair value of our derivative asset share-based compensation expense nonrecurring gains, to its most directly comparable GAAP measure for the periods indicated: The following are reconciliations of our non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share, in each case excluding the impact of (i) depreciation and amortization, (ii) the non-cash change in the fair value of our derivative asset, (iii) share-based compensation expense, (iv) nonrecurring gains, (v) the non-cash change in the fair value of our warrant liability and (vi) deferred income tax expense, to the most directly comparable GAAP measures for the periods indicated:

Appendix

Statements of Changes in Stockholders' Equity (Deficit)

Three Months Ended March 31, 2023

	Common Stock		Additional	Accumulated	Treasury Stock		Total
	Shares	Amount	Paid-in Capital	Deficit	Shares	Amount	Stockholders' Equity
Balance as of January 1, 2023	**251,095,305**	**$ 251**	**$ 453,854**	**$ (111,209)**	**(3,543,347)**	**$ (4)**	**$ 342,892**
Delivery of common stock underlying restricted stock units, net of shares settled for tax withholding settlement	1,954,783	2	(483)	-	(600,734)	-	(481)
Share-based compensation	-	-	8,810	-	-	-	8,810
Net loss	-	-	-	(6,601)	-	-	(6,601)
Balance as of March 31, 2023	**253,050,088**	**$ 253**	**$ 462,181**	**$ (117,810)**	**(4,144,081)**	**$ (4)**	**$ 344,620**

Three Months Ended March 31, 2022

	Common Stock		Additional	Accumulated	Treasury Stock		Total
	Shares	Amount	Paid-in Capital	Deficit	Shares	Amount	Stockholders' Equity
Balance as of January 1, 2022	**252,131,679**	**$ 252**	**$ 425,438**	**$ (72,156)**	**(2,852,259)**	**$ (3)**	**$ 353,531**
Delivery of common stock underlying restricted stock units, net of shares settled for tax withholding settlement	1,554,064	2	(3,053)	-	(659,231)	(1)	(3,052)
Warrants exercised	20	-	-	-	-	-	-
Share-based compensation	-	-	9,514	-	-	-	9,514
Net loss	-	-	-	(17,499)	-	-	(17,499)
Balance as of March 31, 2022	**253,685,763**	**$ 254**	**$ 431,899**	**$ (89,655)**	**(3,511,490)**	**$ (4)**	**$ 342,494**

Note: In thousands, except for share amounts

17

Three Months Ended March 31,     2023     2022   Cash flows from operating activities           Net loss $ (6,601)   $ (17,499) Adjustments to reconcile net loss to net cash provided by (used in) operating activities:           Depreciation   11,655       7   Amortization of operating right-of-use asset   222       140   Share-based compensation   8,810       9,514   Equity in losses of equity investees   750       153   Impairment of bitcoin   1,805       4   Non-cash lease expense   401       -   Deferred income taxes   53       -   Bitcoin received as payment for services   (21,717)     -   Change in fair value of derivative asset   (5,328)     -   Change in fair value of warrant liability   37       (48) Realized gain on sale of bitcoin   (4,021)     -   Changes in assets and liabilities:           Proceeds from sale of bitcoin   20,958       -   Accounts receivable   (183)     -   Receivables, related party   (189)     -   Prepaid expenses and other current assets   2,975       2,288   Security deposits   (12)     (1,010) Accounts payable   2,913       120   Accounts payable, related party   (1,529)     -   Accrued expenses and other current liabilities   65       2,904   Lease liabilities   (248)     106   Net cash provided by (used in) operating activities   10,816       (3,321) Cash flows from investing activities           Deposits on equipment   (1,106)     (96,914) Purchases of property and equipment   (17,947)     (7,059) Capital distributions from equity investees   3,807       -   Investment in equity investees   (3,094)     -   Net cash used in investing activities   (18,340)     (103,973) Cash flows from financing activities           Repurchase of common shares to pay employee withholding taxes   (481)     (3,052) Net cash used in financing activities   (481)     (3,052) Net decrease in cash and cash equivalents   (8,005)     (110,346) Cash and cash equivalents, beginning of the period   11,927       209,841   Cash and cash equivalents, end of the period $ 3,922     $ 99,495   Supplemental disclosure of noncash investing and financing activities           Reclassification of deposits on equipment to property and equipment $ 71,533     $ -   Property and equipment purchases in accounts payable, accounts payable, related party and accrued expenses $ 5,940     $ 3,003   Equity method investment acquired for non-cash consideration $ 1,925     $ 7,118   Finance lease costs in accrued expenses $ 1,017     $ -   Deposits on equipment in accounts payable and accounts payable, related party $ 691     $ 2,511   Bitcoin received from equity investees $ 317     $ 195   Right-of-use asset obtained in exchange for operating lease liability $ -     $ 5,859   Investment in equity investees in accrued expenses $ -     $ 428   Reclassification of deferred investment costs to investment in equity investees $ -     $ 174   Consolidated Statement of Cash Flows Note: In thousands